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                                                                   EXHIBIT 10.67

                                    AGREEMENT


         THIS AGREEMENT ("AGREEMENT") is made as of February 19, 1999, by and among TCI Wireline, Inc., a Delaware corporation ("Wireline"), TCI Teleport Holdings, Inc., a Delaware corporation ("Teleport Holdings"), TCI Telephony Services, Inc., a Delaware corporation ("Telephony") and Tele-Communications, Inc., a Delaware corporation ("TCI" and, collectively with Wireline, Teleport Holdings and Telephony, the "TCI Parties") and Brendan Clouston ("Employee Stockowner").

         WHEREAS, the Employee Stockowner is the grantee of an option (the "Option") under an Amended and Restated Option Agreement, dated as of December 1, 1996 (the "Option Agreement"), among the Employee Stockowner, Wireline and TCI, pursuant to which he acquired 10 shares of Common Stock, $1.00 par value per share, of Wireline (the "Shares");

         WHEREAS, the Employee Stockowner is also party to a Stock Appreciation Rights Agreement, dated as of December 1, 1996 (the "CLEC SAR Agreement"), with Teleport Holdings, TCI and Telephony;

         WHEREAS, Teleport Holdings and Wireline are subsidiaries of Telephony and Telephony is a subsidiary of TCI;

         WHEREAS, the parties hereto have reached an agreement regarding the purchase and sale of the Shares, the cancellation of the Option and the termination of the Option Agreement, and an amendment to the CLEC SAR Agreement;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration as set forth herein, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Share Repurchase. The Employee Stockowner hereby sells, and Wireline hereby purchases, all, and not less than all, of the Shares for an aggregate purchase price of $144,518 (the "Purchase Price"). The Employee Stockowner hereby acknowledges receipt of a check in the amount of the Purchase Price. Wireline hereby acknowledges receipt of stock certificate number ____________________________________, representing the Shares, endorsed by the
Employee Stockowner in blank.

         2. Option Cancellation. The Option is hereby canceled and the Option Agreement is hereby terminated. The Employee Stockowner hereby acknowledges that he has no further rights, and Wireline has no further obligations, thereunder.


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         3. SAR Amendment. The CLEC SAR Agreement is hereby amended to delete the requirement outlined in paragraph 3 of the CLEC SAR Agreement that the Employee Stockowner exercise his Option under the Option Agreement in order to exercise his SARs (as defined in the CLEC SAR Agreement).

         4. Employee Stockowner Representations. The Employee Stockowner hereby represents and warrants that:

                  (i) he has the legal capacity to enter into this Agreement and perform his obligations hereunder;

                  (ii) this Agreement constitutes his legal, valid and binding obligation; and

                  (iii) the Shares represent all shares of common stock that he currently owns in any TCI Party other than TCI.

         5. TCI Party Representations. Each of the TCI Parties hereby represents and warrants that:

                  (i) such party has all the requisite corporate power, authority and legal capacity to enter into this Agreement and perform its obligations hereunder;

                  (ii) this Agreement has been duly and validly executed and delivered by such party; and

                  (iii) this Agreement constitutes the legal, valid and binding obligation of such party.

         6. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

         7. Construction. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         8. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and all of which, together shall be deemed to be one and the same instrument.

         9. Applicable Law. This Agreement and the legal relations between the parties hereto shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of laws rules thereof.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


TCI WIRELINE, INC.

By:
   --------------------------------
Name:
Title:

TCI TELEPORT HOLDINGS, INC.

By:
   --------------------------------
Name:
Title:

TCI TELEPHONY SERVICES, INC.

By:
   --------------------------------
Name:
Title:

TELE-COMMUNICATIONS, INC.

By:
   --------------------------------
Name:
Title:




EMPLOYEE STOCKOWNER

By:
   --------------------------------
Name:


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